Exhibit 15.1

Board of Directors and Stockholders

Arthur J. Gallagher & Co.

We are aware of the incorporation by reference in the Registration Statements (Form S-8, No. 33-604 and Form S-8, No. 33-14625) pertaining to the Arthur J. Gallagher & Co. Incentive and United Kingdom Incentive Plans, in the Registration Statements (Form S-8, No. 33-24251, Form S-8, No. 33-38031 and Form S-8, No. 333-57155) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive and 1988 Nonqualified Stock Option Plans, in the Registration Statement (Form S-8, No. 33-30816) pertaining to the Arthur J. Gallagher & Co. Non-Employee Directors’ Stock Option Plan, in the Registration Statements (Form S-8, No. 33-64614 and Form S-8, No. 33-80648) pertaining to the Arthur J. Gallagher & Co. 1988 Incentive, 1988 Nonqualified, and Non-Employee Directors’ Stock Option Plans, in the Registration Statements (Form S-8, No. 333-06359, Form S-8, No. 333-40000, Form S-8, No. 333-87320 and Form S-8, No. 333-106535) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors’ Stock Option Plans, in the Registration Statement (Form S-8, No. 333-62930) pertaining to the Arthur J. Gallagher & Co. 1988 Nonqualified and Non-Employee Directors’ Stock Option Plans and the Gallagher Healthcare Insurance Services, Inc. 2001 Nonqualified Stock Option Plan, in the Registration Statement (Form S-8, No. 333-106534) pertaining to the Arthur J. Gallagher & Co. Employee Stock Purchase Plan, in the Registration Statement (Form S-8, No. 333-106539) pertaining to the Arthur J. Gallagher & Co. Restricted Stock Plan, in the Registration Statement (Form S-8, No. 333-159150) pertaining to the Arthur J. Gallagher & Co. 2009 Long-Term Incentive Plan, in the Registration Statement (Form S-8, No. 333-174497) pertaining to the Arthur J. Gallagher & Co. 2011 Long-Term Incentive Plan, in the Registration Statements (Form S-4, No. 333-75197, Form S-3, No. 333-84139, Form S-4, No. 333-55254, Form S-4, No. 333-84896, Form S-4, No. 333-152710 and Form S 3, No. 333-166533), and in the related Prospectuses, of our report dated August 3, 2011 relating to the unaudited consolidated interim financial statements of Arthur J. Gallagher & Co. that are included in its Form 10-Q for the quarter ended June 30, 2011.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois

August 3, 2011